SECOND QUARTER 2022 NASDAQ:PFHD PRESENTATIONEARNINGS

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE 2 FORWARD LOOKING STATEMENTS “This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements, including, without limitation, statements preceded by, followed by or including words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should” and similar expressions. Forward-looking statements represent the Company’s current expectations, plans or forecasts; involve assumptions, risks and uncertainties; and are not guarantees. Several important factors could cause actual results to differ materially from those in forward-looking statements. Those factors include, without limitation, current and future economic and market conditions, including those that could impact credit quality and the ability to generate loans and gather deposits; the duration, extent and impact of the COVID-19 pandemic, including government responses to the pandemic and the potential worsening of the pandemic resulting from variants of COVID-19, on our and our customers’ operations, personnel, and business activity (including developments and volatility), as well as COVID-19’s impact on the credit quality of our loan portfolio and financial markets and general economic conditions; the effects of our lack of a diversified loan portfolio and concentration in the South Florida market; the impact of current and future interest rates and expectations concerning the actual timing and amount of interest rate movements; competition; our ability to execute business plans; geopolitical developments; legislative and regulatory developments; inflation or deflation; market fluctuations; natural disasters (including pandemics such as COVID-19); critical accounting estimates; and other factors described in our Annual Report on Form 10-K for the year ended December  31, 2021, and other filings with the Securities and Exchange Commission. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge investors to carefully consider the risks described in our filings with the Securities and Exchange Commission, referred to above, which are available on www.proholdco.com and the SEC’s website at www.sec.gov. The Company expressly disclaims any obligation to update any of the forward-looking statements included herein to reflect future events or developments or changes in expectations, except as may be required by law.”

PROFESSIONAL AT A GLANCE

Professional Bank was founded in 2008 in Coral Gables, Florida to provide financial services to doctors, lawyers, architects and other professionals.

Professional Holding Corp. was formed in 2014 and became a public company in 2020 and is listed on the NASDAQ under **PFHD**.

Today we are the sixth **largest bank** headquartered in South Florida[1].

Our franchise has grown by building a **team of over 200** skilled, seasoned bankers and employees who focus on providing concierge service to our clients.

We remain committed to **lending and credit philosophies** that center on maintaining disciplined underwriting and avoiding concentrations.

We have **nine full service branches** throughout South Florida, and Loan Production Offices (LPOs) in St. Petersburg, Jacksonville, and New Hampshire.

Our **Digital Innovation Center** in Cleveland, Ohio houses a team of experienced leaders who direct our investment in infrastructure, enhance service offerings, and improve efficiency.

[1] Data is as of March 31, 2022



Florida
JACKSONVILLE LPO
ST. PETERSBURG LPO
PALM BEACH GARDENS
WELLINGTON
BOCA RATON
FORT LAUDERDALE
AVENTURA
CORAL GABLES (HEADQUARTERS)
DORAL
SOUTH MIAMI
DADELAND
Ohio
CLEVELAND DIGITAL INNOVATION CENTER
New England
BEDFORD, NH SEARCH FUND LPO

SPOTLIGHT THIS QUARTER

We have had a **record-breaking quarter** with our renewed focus on bottom-line profitability

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Professional Holding Corp
SECOND QUARTER 2022 EARNINGS PRESENTATION | PAGE 3

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE 4 SECOND QUARTER 2022 HIGHLIGHTS Q2 Net Income $7.0 million YTD Net Income $9.4 million Tangible Book Value per Share $15.13 Earnings per Share $0.52 Return on Average Assets* 1.03% Return on Average Equity* 12.15% Efficiency Ratio 53.2% Total Risk-Based Capital Ratio 12.8% * Based on Q2 annualized figures

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE $8,550 $8,956 $6,513 $3,825 $11,086 $2,915 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 $0.47 $0.48 $0.30 $0.18 $0.52 Earnings per share (GAAP) 0.99% 0.97% 0.58% 0.36% 1.03% Return on average annualized assets (GAAP) 1.33% 1.39% 0.95% 0.57% 1.63% Annualized pre-tax pre-provision ROAA (non-GAAP) 1.33% 1.39% 0.95% 1.00% 1.63% Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) 5 NON-GAAP ADJUSTED EARNINGS Pre-tax Pre- provision Earnings (non-GAAP) ($ in thousands) Earnings per share increased $0.34, or 189% quarter-over-quarter and increased $0.05, or 11% year-over- year. The increase was due to higher net income driven by increased net interest income and reduced operating expenses. Tangible book value per share for the second quarter of 2022 was $15.13, an increase of $0.20, from prior quarter, due to higher net income, partially offset by downward market fluctuations in other comprehensive income. (1) Adjustments in 1Q 2022 were related to severance and accelerated vesting expense related to the departure of the former CEO. Please refer to the non-GAAP Reconciliation Table on page 18

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE $17,202 $19,104 $18,123 $19,047 $21,909 2.82% 3.12% 2.78% 2.97% 3.42% 2.73% 2.91% 2.66% 2.86% 3.31% 2.50% 2.55% 2.42% 2.58% 3.04% 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 6 NET INTEREST INCOME AND MARGIN Net Interest Income ($ in thousands) Net Interest Income NIM Net interest income totaled $21.9 million for the second quarter of 2022, up $2.9 million, or 15.0% from the prior quarter primarily due to higher loan production and loan yields. Net interest margin increased 45 basis points quarter-over-quarter to 3.42% for the second quarter of 2022. NIM (ex. PPP, and inc. PA) NIM (ex. PPP and PA) NIM = Net Interest Margin PPP = Paycheck Protection Program PA = Purchase Accounting Weighted average roll-off rate (loans paid off) was 4.7% and the weighted average roll-on rate (loans originated) was 4.5%. Does not include PPP loans. Net interest income excluding PPP and PA totaled $19.4 million, up $3.1 million, or 19.1%, from the prior quarter.

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE 51.7% 51.2% 51.1% 51.3% 51.9% $1,551 $1,602 $1,719 $1,792 $1,979 $139 $85 $59 $31 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 7 CONSISTENT LOAN GROWTH Total Loans Outstanding ($ in millions) Second quarter loans totaled $2.0 billion, an increase of $164.5 million, or 9.0% from the prior quarter due to strong loan production. Net loan growth, exclusive of PPP loans, increased $187.4 million, or 10.5% quarter-over-quarter. Weighted Average LTV We experienced strong originations across all loan types due to new loan originations of $316 million (of which $233 million funded), partially offset by payoffs of $86 million* ($62 million of conventional loans and $23 million of PPP loans forgiven). * Not including scheduled amortization and unscheduled partial paydowns PPP Loans Does not include PPP loans $1,690 $1,687 $1,777 $1,823 $1,987 Certain prior period amounts have been reclassified to conform to the current period presentation. $8

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE $286 $329 $310 $357 $340 $874 $959 $1,121 $1,103 $1,056 $262 $268 $266 $256 $208 $855 $799 $674 $871 $778 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 8 STRONG DEPOSIT FRANCHISE Interest Bearing Demand 14% Money Market and Savings 44% Time Deposits 9% Total deposits were $2.4 billion, a decrease of $205.5 million, or 7.9%, compared to Q1 2022 and an increase of $104.6 million, or 4.6%, compared to Q2 2021. Overall cost for deposits decreased 2 basis point from 0.26% in the prior quarter to 0.24% in the second quarter of 2022. Core deposits represent 94.2% of total deposits. Noninterest Bearing 33% $2,277 $2,371$2,355 $2,587 $2,382 Deposits Outstanding ($ in millions)

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE 13% 14% 13% 14% 14% 36% 39% 45% 40% 43% 11% 11% 11% 10% 9%2% 2% 3% 2% 1% 38% 34% 28% 34% 33% 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 0.25% 0.26% 0.27% 0.26% 0.24% 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 9 Deposit Composition Over Time Interest Bearing Demand Money Market and Savings Time Deposit Our bank’s funding strategy focuses on building strong core relationships with our clients and providing them with a robust technological platform to support a well- diversified deposit portfolio. Cost of Deposits Brokered Deposits* Noninterest Bearing DEPOSIT BALANCES AND COST As of the period end date for each quarter indicated * Brokered deposits include both time and money market accounts.

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE $5,101 $5,085 $4,416 $4,406 $3,731 $558 $464 $373 $169 $1,811 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 $2,775 $2,775 $2,122 $2,122 $1,468 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 $0 $0 $654 $0 $653 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 10 ROBUST ASSET QUALITY Net Charge-Offs NCO Criticized Assets Classified Non-Classified Nonperforming Loans * NPL percent of Gross Loans ($ in thousands) Credit quality remains strong with minimal criticized assets and nonperforming loans, % of Average Loans 0 bps 0 bps 15 bps 14 bps 0.16% 0.16% 0.12% 0.12% 0.07% TOTAL NPL TOTAL NPL RATIO * 0 bps

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE $26,551 $25,795 $25,708 $25,021 $25,079 1.69% 1.60% 1.48% 1.39% 1.26% 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 11 ALLOWANCE FOR LOAN AND LEASE LOSS * Does not include PPP Loans ($ in thousands) ALLL + Loan Marks ALLL Ratio* * Does not include PPP Loans Marquis Bank Loans are included Certain prior period amounts have been reclassified to conform to the current period presentation ALLL + Loan Marks / Total Loans $10,418 $11,478 $12,704 $13,555 $15,142 0.67% 0.72% 0.74% 0.76% 0.77% 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 ALLL / Total Loans ALLL ALLL Ratio*

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 12 Geographic Mix ($ in millions) Miami-Dade County $1,094.5 55% Broward County $228.4 11% Palm Beach County $352.7 18% LOAN PORTFOLIO HIGHLIGHTS Loan Composition CRE - Owner Occupied (19%) CRE - Non-owner Occupied (33%) Residential Real Estate (21%) Commercial (20%) Construction & Development (6%) Consumer & Other Loans (1%) Rest of U.S. $138.2 7%Geographical mix based on collateral location PPP Loans (—%) All other FL counties $173.4 9%

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE $85 $82 $86 $95 $101 $103 $105 $108 $110 400 bps 300 bps 200 bps 100 bps BASE 100 bps 200 bps 300 bps 400 bps 13 INTEREST RATE SENSITIVITY Impact on NII from Interest Rate Change ($ in millions) The Company remains asset sensitive driven by large cash balances, floating rate loans, and loans maturing in less than a year. Change from base As of June 30, 2022 (15.1)% (18.1)% (14.1)% (5.4)% —% 2.4% 4.7% 7.0% 9.3% (1 .1) (1 .1) (1

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE Change in Interest Rates (Basis Points) % Change in Net Interest Income (12 months) % Change in Net Interest Income (24 months) % Change in Economic Value of Equity +400 bps 9.3% 19.9% (12.6)% +300 bps 7.0% 15.0% (9.0)% +200 bps 4.7% 10.1% (5.9)% +100 bps 2.4% 5.1% (3.0)% Flat 0 0 0 -100 bps (5.4)% (8.2)% (0.1)% -200 bps (14.1)% (20.6)% (5.5)% -300 bps (18.1)% (26.9)% (9.1)% -400 bps (15.1)% (22.9)% (6.2)% 4.77% 4.02% 3.07% 3.28% 3.69% 1.80% 0.55% 0.30% 0.32% 0.28% 2019 2020 2021 1Q 2022 2Q 2022 14 ASSET LIABILITY MANAGEMENT TRENDS • 15.5% of loans are floating rate ($307 million) • An additional 14.0% of loans are floating to the Bank via interest rate SWAP ($279 million). • The remaining loans are currently fixed rate ($1.4 billion) which in some cases adjust and reprice periodically. Yield/Cost Analysis Yield on Interest- Earning Assets Cost of Funds

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE MBS/CMO 63% Municipals 2% CDD Bonds 12%Agency 1% Corporate 1% SBA 18% Equity Securities 3% 43% 1% 15% 1% 2% 1% 33% 5% 42% 1% 15% 2% 1% 33% 6% 64% 1%9% 2%1% 20% 3% 63% —% 14%1% 1%17% 3% 15 INVESTMENT PORTFOLIO MIX $198,370 $127,723 $120,642 $201,175 Previous Quarters $212,861 $127,723 $120,642 $201,176 $212,861 $198,370 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 2Q 2021 4Q 2021 1Q 2022 2Q 2022 Total Portfolio ($ in thousands) Current Quarter 3Q 2021

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE Y e ar s 3.7 3.4 4.1 4.5 4.9 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 2 3 4 5 P e rc e n t 1.75% 1.72% 1.67% 1.88% 2.11% 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 1.00% 1.50% 2.00% 2.50% 3.00% 16 DURATION & YIELD Duration During the quarter, there were purchases of approximately $2.1 million in Municipal Bonds in our available for sale portfolio. The purchases reflected portfolio increases in both yield and duration.  Book Yield The ending unrealized loss on AFS Securities was $15.3 million in Q2 2022.This increase of $5.8 million from $9.5 million in the prior quarter due to rising short term US T rates that affected the banks shorter duration MBS investments.

PAGESECOND QUARTER 2022 EARNINGS PRESENTATION 17 SPOTLIGHT ON A RECORD-BREAKING QUARTER

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE 18 APPENDIX: NON-GAAP RECONCILIATION ($ in thousands) Adjusted Earnings and ROAA 2Q 2022 1Q 2022 4Q 2021 3Q 2021 2Q 2021 Net interest income (GAAP) $ 21,909 $ 19,047 $ 18,123 $ 19,104 $ 17,202 Total noninterest income (GAAP) $ 1,781 $ 1,273 $ 1,269 $ 1,476 $ 2,302 Total noninterest expense (GAAP) $ 12,604 $ 16,495 $ 12,900 $ 11,624 $ 10,954 Pre-tax pre-provision earnings (non-GAAP) $ 11,086 $ 3,825 $ 6,513 $ 8,956 $ 8,550 Total adjustments to noninterest Expense $ — $ (2,915) $ — $ — $ — Adjusted pre-tax pre-provision earnings (non-GAAP) $ 11,086 $ 6,740 $ 6,513 $ 8,956 $ 8,550 Return on average annualized assets (GAAP) 1.03% 0.36% 0.58% 0.97% 0.99 % Adjusted return on average assets (non-GAAP) Annualized pre-tax pre-provision ROAA (non-GAAP) 1.63% 0.57% 0.95% 1.39% 1.33 % Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) 1.63% 1.00% 0.95% 1.39% 1.33%

SECOND QUARTER 2022 EARNINGS PRESENTATION PAGE 19 APPENDIX: NON-GAAP RECONCILIATION ($ in thousands) Efficiency Ratio 2Q 2022 1Q 2022 4Q 2021 3Q 2021 2Q 2021 Net interest income (GAAP) $ 21,909 $ 19,047 $ 18,123 $ 19,104 $ 17,202 Total noninterest income $ 1,781 $ 1,273 $ 1,290 $ 1,476 $ 2,302 Less: net gain on the sale and call of securities $ 13 $ — $ 16 $ 1 $ 21 Total revenue (denominator) $ 23,677 $ 20,320 $ 19,397 $ 20,579 $ 19,483 Total noninterest expense (numerator) $ 12,604 $ 16,495 $ 12,900 $ 11,624 $ 10,954 Efficiency Ratio 53.2% 81.2% 66.5% 56.5% 56.2%

APPENDIX: **NON-GAAP RECONCILIATION**

($ in thousands, except per share data)

Net Interest Margin Adjustment		2Q 2022		1Q 2022		4Q 2021		3Q 2021		2Q 2021
Net interest income (GAAP)	$	21,909	$	19,047	$	18,123	$	19,104	$	17,202
Less: PPP net interest income recognized	$	(818)	$	(1,059)	$	(1,269)	$	(2,151)	$	(1,844)
Net interest income excluding PPP (non-GAAP)	$	21,091	$	17,988	$	16,854	$	16,953	$	15,358
Less: PA premium/discounts	$	(1,648)	$	(1,661)	$	(1,442)	$	(1,969)	$	(1,192)
Net interest income excluding PPP and PA (non-GAAP)	$	19,443	$	16,327	$	15,412	$	14,984	$	14,166
Average interest earning assets (GAAP)	**$**	**2,572,318**	**$**	**2,599,372**	**$**	**2,584,329**	**$**	**2,431,904**	**$**	**2,447,242**
Less: average PPP loans	$	(19,727)	$	(44,585)	$	(72,728)	$	(117,256)	$	(186,912)
Average interest earning assets, excluding PPP (non-GAAP)	$	2,552,591	$	2,554,787	$	2,511,601	$	2,314,648	$	2,260,330
Add: average PA marks	$	10,436	$	12,314	$	14,051	$	14,317	$	16,649
Average interest earning assets, excluding PPP and PA (non-GAAP)	**$**	**2,563,027**	**$**	**2,567,101**	**$**	**2,525,652**	**$**	**2,328,965**	**$**	**2,276,979**
Net interest margin (GAAP)		3.42 %		2.97 %		2.78 %		3.12 %		2.82 %
Net interest margin excluding PPP (non-GAAP)		3.31 %		2.86 %		2.66 %		2.91 %		2.73 %
Net interest margin excluding PPP and PA (non-GAAP)		3.04 %		2.58 %		2.42 %		2.55 %		2.50 %

Professional Holding Corp

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